BlackRock Funds III

BlackRock S&P 500 Stock Fund

(the “Fund”)

Supplement dated April 11, 2013

to the Prospectus of the Fund

The Board of Trustees of BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III, has determined that it is in the best interests of the Fund to enter into a reorganization transaction with BlackRock S&P 500 Index Fund and BlackRock Index Equity Portfolio. Each proposed transaction is referred to as a “Reorganization.” The Reorganizations are expected to close on or about April 19, 2013. Effective on or about April 11, 2013, the current undesignated share class of the Fund will be redesignated as Class K Shares and Investor A and Institutional Shares of the Fund will be open to new investors. Additionally, effective as of the completion of the Reorganizations, BlackRock has agreed to reduce its administration fees for Investor C1 Shares from an annual rate as a percentage of the daily net assets attributable to Investor C1 Shares of 0.29% to 0.25% and for Service Shares from an annual rate as a percentage of the daily net assets attributable to Service Shares of 0.19% to 0.15%.

Shareholders should retain this Supplement for future reference.

PR-S&P500-0413SUP